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                                                                    EXHIBIT 10

                                JOINT FILING AGREEMENT


      Agreement among HealthMed, Inc., National Trust Properties, Inc., Mitchell J. Stein, The Trammel Trust, Edward L. Hennessy, Jr., Wallace O. Raubenheimer and George P. Rutland, whereby in accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing on behalf of each of them of a Statement on Schedule 13D with respect to the equity securities of Lidak Pharmaceuticals and further agrees that this Joint Filing Agreement be included as an exhibit to such joint filings provided that, as contemplated by section 13D-1(f)(2)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

      In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement in counterpart as of this 31st day of March, 1998.

                         HEALTHMED, INC.


                         By: /s/ Mitchell J. Stein
                             -----------------------------------------
                             Name:  Mitchell J. Stein
                             Title: President

                         NATIONAL TRUST PROPERTIES, INC.


                         By: /s/ Mitchell J. Stein
                             -----------------------------------------
                             Name:  Mitchell J. Stein
                             Title: President


                         THE TRAMMEL TRUST


                         By: /s/ Emanuel Barling, Jr.
                             -----------------------------------------
                             Name:  Emanuel Barling, Jr.
                             Title: Trustee



                             /s/ Mitchell J. Stein
                             -----------------------------------------
                             Mitchell J. Stein



                             /s/ Edward L. Hennessy, Jr.
                             -----------------------------------------
                             Edward L. Hennessy, Jr.



                             /s/ Wallace O. Raubenheimer
                             -----------------------------------------
                             Wallace O. Raubenheimer



                             /s/ George P. Rutland
                             -----------------------------------------
                             George P. Rutland

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